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                                  EXHIBIT 10(o)

                             FIRST AMENDMENT TO THE
                               HERMAN MILLER, INC.
                    KEY EXECUTIVE DEFERRED COMPENSATION PLAN


FIRST AMENDMENT TO THE HERMAN MILLER, INC., KEY EXECUTIVE DEFERRED COMPENSATION PLAN (the "First Amendment") adopted by the Board of Directors of Herman Miller, Inc. (the "Company") the 20th day of January, 1998, with reference to the following:

A. Under Section 11, subsection (a), of the Herman Miller, Inc., Key Executive Deferred Compensation Plan (the "Plan"), "Termination of Amendment of Plan, (a) In General," the Board of Directors of the Company may, at any time by resolution, subject to certain conditions, amend the Plan.

B. The Board of Directors has elected to amend the Plan to address and clarify when payment of vested Stock Units will be made to a Participant who voluntarily or involuntarily terminates his or her employment with the Company.

C. Certain capitalized terms not otherwise defined elsewhere in the text of this First Amendment shall be as defined in the Plan.

NOW, THEREFORE, the Plan is amended as follows:

1. Section 7, subsection (a), of the Plan, "Payment of Accounts, (a) Time of Distribution," is hereby amended by adding the following to the end of such Section 7, subsection (a):

        In the event a Participant terminates employment with the Company, whether voluntarily or involuntarily, before the Participant's Stock Unit Account has been fully distributed, the Committee shall have the option, in its sole discretion, to make an immediate lump sum distribution of the vested Stock Units or to commence payment of the vested Stock Units to the Participant in accordance with the Participant's Deferral Election.

2.      In all other respects, the Plan shall continue in full force and effect.


                                CERTIFICATION

The foregoing Amendment to the Plan was duly adopted by the Board of Directors of the Company on January 20, 1998.


                             HERMAN MILLER, INC.


                             By:   James E. Christenson
                                 --------------------------
                             Its:  Secretary
                                 --------------------------


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